CERTIFICATION

R. Jay Gerken, Chairman of the Board and Chief Executive Officer, and David A. Golino, Principal Accounting Officer of the Travelers Timed Growth and Income Stock Account for Variable Annuities, each certify to the best of his knowledge that:

    1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chairman of the Board
Chief Executive Officer                            Principal Accounting Officer
Travelers Timed Growth and                         Travelers Timed Growth and
  Income Stock Account                                Income Stock Account
For Variable Annuities                             For Variable Annuities

/S/ R. JAY GERKEN                                    /S/ DAVID A. GOLINO
------------------                                   -------------------
R. Jay Gerken                                        David A. Golino

Date: February 27, 2004                              Date: February 27, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Travelers Timed Growth and Income Stock Account for Variable Annuities and will be retained by the Travelers Timed Growth and Income Stock Account for Variable Annuities and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (s) 1350 and is not being filed as part of the Form N-CSR with the Commission.

                                  CERTIFICATION

R. Jay Gerken, Chairman of the Board and Chief Executive Officer, and David A. Golino, Principal Accounting Officer of the Travelers Timed Short-Term Bond Account for Variable Annuities, each certify to the best of his knowledge that:

    1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chairman of the Board
Chief Executive Officer                Principal Accounting Officer
Travelers Timed Short-Term             Travelers Timed Short-Term Bond Account
  Bond Account                         For Variable Annuities
For Variable Annuities



/S/ R. JAY GERKEN                                    /S/ DAVID A. GOLINO
------------------                                   -------------------
R. Jay Gerken                                        David A. Golino

Date: February 27, 2004                              Date: February 27, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Travelers Timed Short-Term Bond Account for Variable Annuities and will be retained by the Travelers Timed Short-Term Bond Account for Variable Annuities and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (s) 1350 and is not being filed as part of the Form N-CSR with the Commission.

                                  CERTIFICATION

R. Jay Gerken, Chairman of the Board and Chief Executive Officer, and David A. Golino, Principal Accounting Officer of the Travelers Timed Aggressive Stock Account for Variable Annuities, each certify to the best of his knowledge that:

    1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chairman of the Board
Chief Executive Officer                Principal Accounting Officer
Travelers Timed Aggressive             Travelers Timed Aggressive Stock Account
  Stock Account                        For Variable Annuities
For Variable Annuities



/S/ R. JAY GERKEN                                    /S/ DAVID A. GOLINO
------------------                                   -------------------
R. Jay Gerken                                        David A. Golino

Date: February 27, 2004                              Date: February 27, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Travelers Timed Aggressive Stock Account for Variable Annuities and will be retained by the Travelers Timed Aggressive Stock Account for Variable Annuities and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (s) 1350 and is not being filed as part of the Form N-CSR with the Commission.